CONFORMED COPY

         AMENDMENT No. 7, CONSENT and WAIVER dated as of November 30, 1999 (this "Amendment"), to the Credit Agreement dated as of March 6, 1998, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), certain foreign subsidiaries of Terex (the "Subsidiary Borrowers") and, together with Terex, the "Borrowers"), the LENDERS (as defined in the Credit Agreement), the ISSUING BANKS (as defined in the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Terex and the other Borrowers have requested that certain provisions of the Credit Agreement be amended in the form hereof.

                  C. The Required Lenders and the A/C Fronting Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to Credit Agreement. (a) The reference to the company "P.P.M. Sp.A." in the first paragraph to the Credit Agreement is hereby replaced with a reference to the company "Terex Italia S.r.l".

                  (b) The definition of "A/C Fronting  Commitment"  contained in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         ""A/C Fronting Commitment" shall mean, with respect to any A/C Fronting Lender, the commitment of such A/C Fronting Lender to make Loans pursuant to
Section 2.24 or in the Assignment and Acceptance pursuant to which such A/C Fronting Lender assumed its A/C Fronting Commitment, as applicable, as the same may be reduced from time to time pursuant to Section 2.24(f) and pursuant to assignments by such A/C Fronting Lender pursuant to Section 9.04. The initial


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     A/C  Fronting   Commitment  of  the  Italian   Fronting   Lender  shall  be
     $10,000,000.00, and the initial A/C Fronting Commitment of the Australian Fronting Lender shall be $25,000,000.00."

     SECTION 2. Consent and Waiver. The Required Lenders hereby (a) consent to the merger of the P.P.M. Sp.A. into Terex Italia S.r.l and (b) waive any Default or Event of Default occurring as a result of such merger.

     SECTION 3. Agreement. The Borrowers and the Required Lenders agree that, upon the effectiveness of this Amendment, (a) subject to Section 9.02 of the Credit Agreement, P.P.M. Sp.A. shall cease to be a Borrower under the Credit Agreement and (b) upon execution and delivery by Terex Italia S.r.l. of this Amendment, Terex Italia S.r.l. shall become the Italian Borrower under the Credit Agreement with all of the rights and obligations of a Borrower thereunder.

     SECTION 4. Representations and Warranties. Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the effective date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 5. Effectiveness. This Amendment shall become effective as of the date that (a) the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of each of the Borrowers, the Required Lenders and the A/C Fronting Lenders and
(b) all obligations of the Italian Borrower (as defined in the Credit Agreement before giving effect to this Amendment) under the Credit Agreement, including any accrued and unpaid fees and expenses, shall have been paid in full.

     SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.




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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    TEREX CORPORATION,

                                          by
                                                /s/    Eric I. Cohen
                                                Name: Eric I. Cohen
                                                Title: Vice President


                                    TEREX EQUIPMENT LIMITED,

                                          by
                                                /s/      Eric I. Cohen
                                                Name: Eric I. Cohen
                                                Title:   Director


                                    P.P.M.S.A.,

                                          by
                                                /s/     Eric I. Cohen
                                                Name: Eric I. Cohen
                                                Title:  Director


                                    TEREX MINING (AUSTRALIA) PTY. LTD.,
                                    (f/k/a UNIT RIG (AUSTRALIA) PTY. LTD.),

                                          by
                                                /s/    Eric I. Cohen
                                                Name: Eric I. Cohen
                                                Title:  Director


                                    TEREX ITALIA S.R.L.,

                                          by
                                                /s/    Fil Filipov
                                                Name: Fil Filipov
                                                Title: Director


                                    PICADILLY MASCHINENHANDEL
                                    GMBH & CO. KG,

                                          by
                                                /s/    Eric I. Cohen
                                                Name: Eric I. Cohen
                                                Title: Director




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                                    CREDIT SUISSE FIRST BOSTON,
                                    individually and as Administrative
                                    Agent, Collateral Agent, Swingline
                                    Lender and Australian Fronting Lender,

                                          by
                                                /s/    Bill O'Daly
                                                Name:Bill O'Daly
                                                Title: Vice President

                                          by
                                                /s/    Robert Hetu
                                                Name: Robert Hetu
                                                Title: Vice President


                                    BANKBOSTON, N.A.,
                                    individually and as Italian Fronting
                                    Lender,

                                          by
                                                /s/    Janet G. O'Donnell
                                                Name:Janet G. O'Donnell
                                                Title: Managing Director


                                    ABN AMRO BANK N.V.,

                                          by
                                                /s/    Donald Sutton
                                                Name:Donald Sutton
                                                Title: Vice President

                                          by
                                                /s/    Juliette Mound
                                                Name: Juliette Mound
                                                Title: Assistant Vice President


                                    ARES LEVERAGED INVESTMENT FUND, L.P.,
                                    By: Ares Management, L.P.,
                                        its General partner,

                                          by
                                                /s/    David A. Sachs
                                                Name: David A. Sachs
                                                Title: Vice President




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                                    ARES LEVERAGED INVESTMENT FUND II, L.P.,
                                    By: Ares Management II, L.P.,
                                        its General Manager,

                                          by
                                                /s/         David A. Sachs
                                                Name: David A. Sachs
                                                Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                          by
                                                /s/    Paul P. Malecki
                                                Name: Paul P. Malecki
                                                Title: Vice President


                                    CIBC INC.,

                                          by
                                                /s/    Ihor Zaluckyj
                                                Name: Ihor Zaluckyj
                                                Title: Executive Director
                                                CIBC World Markets Corp.,
                                                as Agent


                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                          by
                                                /s/    Scott Chappelka
                                                Name: Scott Chappelka
                                                Title: Vice President


                                    CYPRESSTREE INVESTMENT PARTNERS I, LTD.,
                                    By: CypressTree Investment Management
                                    Company, Inc., as Portfolio Manager

                                          by
                                                /s/    Philip C. Robbins
                                                Name: Philip C. Robbins
                                                Title: Principal

                                    CYPRESSTREE INVESTMENT MANAGEMENT
                                    COMPANY, INC.,
                                    As: Attorney-in-Fact and on behalf of
                                    First Allmerica Financial Life Insurance
                                    Company as Portfolio Manager,

                                          by
                                                /s/    Philip C. Robbins
                                                Name: Philip C. Robbins
                                                Title: Principal


                                    DEUTSCHE FINANCIAL SERVICES CORPORATION,

                                          by
                                                /s/    Edwin G. Chewnin
                                                Name: Edwin G. Chewnin
                                                Title: Vice President


                                    DRESDNER BANK AG NEW YORK AND GRAND
                                    CAYMAN BRANCHES,

                                          by
                                                /s/    John W. Sweeney
                                                Name: John W. Sweeney
                                                Title: Vice President

                                          by
                                                /s/    Beverly G. Cason
                                                Name: Beverly G. Cason
                                                Title: Vice President


                                    ELC (CAYMAN) LTD.,

                                          by
                                                /s/    Thomas M. Finke
                                                Name: Thomas M. Finke
                                                Title: Managing Director


                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I,

                                          by
                                                /s/    Thomas M. Finke
                                                Name: Thomas M. Finke
                                                Title: Managing Director

                                    PAM CAPITAL FUNDING, L.P.,
                                    By: Highland Capital Management, L.P.
                                     as Collateral Manager

                                          by
                                                /s/    Todd Travers
                                                Name: Todd Travers
                                                Title: Senior Portfolio Manager


                                    PAMCO CAYMAN LTD,
                                    By: Highland Capital Management, L.P.
                                     as Collateral Manager,

                                          by
                                                /s/    Todd Travers
                                                Name: Todd Travers
                                                Title: Senior Portfolio Manager


                                    ELF FUNDING TRUST 1,
                                    By: Highland Capital Management, L.P.
                                     as Collateral Manager,

                                          by
                                                /s/    Todd Travers
                                                Name: Todd Travers
                                                Title: Senior Portfolio Manager


                                    HIGHLAND LEGACY LIMITED,
                                    By: Highland Capital Management, L.P.
                                     as Collateral Manager,

                                          by
                                                /s/    Todd Travers
                                                Name: Todd Travers
                                                Title: Senior Portfolio Manager


                                    FIRST UNION NATIONAL BANK,

                                          by
                                                /s/    Joel Thomas
                                                Name: Joel Thomas
                                                Title: Vice President




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                                    HSBC BANK USA,

                                          by
                                                /s/    John B. Lyons
                                                Name: John B. Lyons
                                                Title: Senior Vice President


                                    KZH CYPRESSTREE-1 LLC,

                                          by
                                                /s/    Peter Chin
                                                Name: Peter Chin
                                                Title: Authorized Agent


                                    KZH PAMCO,

                                          by
                                                /s/    Peter Chin
                                                Name: Peter Chin
                                                Title: Authorized Agent


                                    KZH SHOSHONE LLC,

                                          by
                                                /s/    Peter Chin
                                                Name: Peter Chin
                                                Title: Authorized Agent


                                    NATIONAL CITY BANK,

                                          by
                                                /s/    Joseph D. Robinson
                                                Name: Joseph D. Robinson
                                                Title: Vice President


                                    ORIX BUSINESS CREDIT, INC.,

                                          by
                                                /s/    Michael J. Cox
                                                Name: Michael J. Cox
                                                Title: Senior Vice President

                                    SENIOR DEBT PORTFOLIO,
                                    By: Boston Management and Research as
                                     Investment Advisor,

                                          by
                                                /s/    Payson Swaffield
                                                Name: Payson Swaffield
                                                Title: Vice President


                                    THE CIT GROUP,

                                          by
                                                /s/    Mike Hampton
                                                Name: Mike Hampton
                                                Title: Assistant Vice President